UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2021

Herbalife Nutrition Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman Cayman Islands	KY1-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0005 per share	HLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2021, the Board of Directors (the “Board”) of Herbalife Nutrition Ltd. (the “Company”) adopted resolutions expanding the size of the Board from eight to eleven members, and appointed Sophie L’Helias, Kevin M. Jones, and Donal Mulligan as members of the Board, to fill the newly created vacancies on the Board, in each case effective as of February 26, 2021. The Board has not yet made any determination regarding committee appointments for the newly appointed directors. The Company will disclose any committee assignments, once determined, in an amendment to this Current Report on Form 8-K.

Ms. L’Helias, Mr. Jones and Mr. Mulligan will each receive the standard compensation and indemnification applicable to all other non-employee directors. We have described our Non-Management Director Compensation in our Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 17, 2020. The form of indemnification agreement we entered into with each of Ms. L’Helias, Mr. Jones and Mr. Mulligan is an exhibit to Amendment No. 4 to the Company’s registration statement on Form S-1 filed on December 2, 2004.

There is no arrangement or understanding with any of Ms. L’Helias, Mr. Jones and Mr. Mulligan pursuant to which they were selected as directors. The Company has not been a participant in any transaction since the beginning of its last fiscal year, and is not a participant in any currently proposed transaction, in which either Ms. L’Helias, Mr. Jones or Mr. Mulligan, or any member of her or his immediate family, as the case may be, had or will have a direct or indirect material interest.

On February 26, 2021, Board Members Michael Montelongo and Margarita Palau-Hernandez notified the Board that they have decided to step down from the Board at the expiration of their respective terms at the 2021 Annual General Meeting of Shareholders on April 28, 2021 (the “2021 Annual General Meeting”), and therefore will not stand for re-election at the 2021 Annual General Meeting. Mr. Montelongo’s and Ms. Palau-Hernandez’s decision to not stand for re-election at the 2021 Annual General Meeting was not due to any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Nutrition Ltd.

March 1, 2021	By:	/s/ HENRY C. WANG
	Name:	Henry C. Wang
	Title:	EVP, General Counsel and Corporate Secretary